Statements of Net Assets Available for Benefits (Modified Cash Basis) - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments, at fair value	$ 190,798,030	$ 172,077,287
Separate investment account at contract value	13,327,007	10,616,021
Total investments	204,125,037	182,693,308
Receivable:
Notes receivable from participants	628,745	551,249
Net assets available for benefits	$ 204,753,782	$ 183,244,557